UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	February 24, 2023
INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway,	Suite 1150	Plano,	Texas	75024
(Address of principal executive offices)				(Zip Code)
(214) 618-5243
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                            Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 24, 2023, Joe Dziedzic exercised options to acquire 14,530 shares of the Company’s common stock via a cash payment of $366,883. The Company typically withholds tax payments from its executive officers for such transactions. However, no taxes were withheld because these options were issued to Mr. Dziedzic for his service as a director before he became the Company’s President and CEO. The exercised options were granted to Mr. Dziedzic on February 28, 2013 and were set to expire on February 28, 2023.
On February 24, 2023, the Company awarded Payman Khales, its President, Cardio & Vascular, a special award of time-based restricted stock units having a grant date fair value of $2,000,000, vesting on February 24, 2026. The Company and Mr. Khales also agreed that February 24, 2026 would be the new vesting date for the restricted stock units awarded him on November 2, 2022, which units originally vested in equal installments over three years. Both awards are governed by the Company’s form of Time-Based Restricted Stock Units Award Agreement under the 2021 Omnibus Incentive Plan, with the exception that if Mr. Khales’ employment is involuntarily terminated by the Company following a change in the Chief Executive Officer, the awards will not be forfeited but will vest on a pro-rata basis based on Mr. Khales length of service during the vesting period. In addition, the Company increased Mr. Khales’ annual base salary from $450,000 (which was effective as of March 2022) to $550,000 commencing March 20, 2023. The new award and salary increase recognize the leadership and contributions made by Mr. Khales during his tenure and, combined with the amended November 2022 grant, seek to retain Mr. Khales in his current position and incent him to drive future stock price growth.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	February 28, 2023	INTEGER HOLDINGS CORPORATION

		By:	/s/ McAlister C. Marshall, II
McAlister C. Marshall, II
Senior Vice President, General Counsel and Corporate Secretary